UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

4000 Smith Road, Cincinnati, Ohio 45209
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 21, 2009, First Financial Bancorp announced that it would hold a conference call regarding its recent FDIC-assisted transactions completed on September 18, 2009 whereby First Financial Bank acquired certain assets and acquired certain liabilities of Irwin Union Bank and Trust Company, Columbus, Indiana and Irwin Union Bank, F.S.B., Louisville, Kentucky.  Copies of the press release and the presentation are attached hereto as Exhibits 99.1 and 99.2, respectively.

First Financial Bancorp does not intend for this Item 7.01 or Exhibits 99.1 and 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Certain statements in this Form 8-K are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). These statements are based on management's current expectations or predictions of future results or events. We make these forward-looking statements in reliance on the safe harbor provisions provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this report which relate to performance, development or activities that we expect or anticipate will or may happen in the future, are forward looking statements.

Forward-looking statements involve inherent risks and uncertainties and are based on numerous assumptions. They are not guarantees of future performance. A number of important factors could cause actual results to differ materially from those in the forward-looking statement including events and conditions related to the closing of the transaction described in this Report and in the Exhibits. Forward-looking statements contained herein are made only as of the date made, and we do not undertake any obligation to update them to reflect events or circumstances after the date of this report to reflect the occurrence of unanticipated events.

Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. These factors are included in our Form 10-Q for the period ended June 30, 2009, as filed with the Securities and Exchange Commission.

Item 9.01	Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(c)	Exhibit:

99.1	Press Release Dated September 21, 2009 Announcing Conference Call
99.2	First Financial Bancorp. Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

Dated: September 21, 2009	By:	/s/ J. Franklin Hall
	Name:	J. Franklin Hall
	Title:	Executive Vice President and Chief Financial Officer

Form 8-K	First Financial Bancorp.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 21, 2009

99.2	Presentation